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                                                                    EXHIBIT 23.2

                          Independent Auditor's Consent
                          -----------------------------

The Board of Directors
First State Bancorporation:



We consent to the use of our reports incorporated herein by reference in the prospectus.



                                        KPMG LLP


Albuquerque, New Mexico
February 20, 2002